UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 14, 2003


                        ALL AMERICAN SEMICONDUCTOR, INC.

             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


0-16207                                                               59-2814714
(Commission File Number)                                        (I.R.S. Employer
                                                             Identification No.)


                16115 Northwest 52nd Avenue, Miami, Florida 33014
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (305) 621-8282


                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 7.  Financial Statements and Exhibits.

         (c)   Exhibits

               Exhibit No.             Exhibit Description
               -----------             -------------------

               99                      Press Release dated May 15, 2003.

Item 9. Regulation FD Disclosure (Item 12. Results of Operations and Financial Condition).

         All American Semiconductor, Inc. (the "Company") announced its first quarter results for the period ended March 31, 2003 and the entering into on May 14, 2003 of a new $65 million three year secured revolving credit facility. A copy of the Company's press release issued on May 15, 2003 concerning the foregoing is furnished as part of this report pursuant to Item 12 of this Form 8-K.


                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ALL AMERICAN SEMICONDUCTOR, INC.


Date: May 15, 2003                     By: /s/ HOWARD L. FLANDERS
                                           -------------------------------------
                                           Howard L. Flanders
                                           Executive Vice President and
                                           Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------

         Exhibit No.              Exhibit Description
         -----------              -------------------

         99                       Press Release dated May 15, 2003.